UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2009

EF Johnson Technologies, Inc.

(Exact name of Registrant as specified in Charter)

Delaware	0-21681	47-0801192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 Corporate Drive, Irving, Texas		75038
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 819-0700

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 13, 2009, EF Johnson Technologies, Inc. (the “Company”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) settling a claim made by the Company against the escrow fund established in connection with the acquisition of 3e Technologies International, Inc. (“3eTI”) by the Company in 2006.  Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated July 10, 2006, by and among the Company, 3eTI, Avanti Acquisition Corp., Chih-Hsiang Li, as Stockholders’ Agent, and Steven Chen, James Whang, Chih-Hsiang Li and AEPCO, Inc. (as the “Principal Stockholders”), $3.6 million (or ten percent (10%) of the purchase price for 3eTI) was deposited into an escrow account at the time of closing to indemnify the Company for any claims under the Merger Agreement.  In August 2008, the Company made a claim against the escrow fund for damages arising out of certain alleged breaches of representations and warranties contained in the Merger Agreement.

Pursuant to the terms of the Settlement Agreement, the Company received on January 16, 2009, approximately $2.8 million out of the escrow fund.  The remaining balance of the escrow fund (or approximately $1.1 million) will be paid out to the former stockholders of 3eTI pursuant to the terms of the Merger Agreement.  The Settlement Agreement also contains a mutual release of liability for claims related to the acquisition of 3eTI by the Company.

A copy of the Settlement Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The information set forth herein is qualified by the terms of the Settlement Agreement.

Item 2.02	Results of Operations and Financial Condition

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On January 19, 2009, the Company announced the settlement described above, certain expectations regarding revenue and profits for the fourth quarter and year ended December 31, 2008, and other matters described below.  This information is being furnished pursuant to this Item 2.02. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.06	Material Impairments

On January 14, 2009, the Company concluded that the current carrying value of its goodwill and remaining identifiable intangible assets, which the Company had recorded as a result of its July 2006 acquisition of 3eTI, was impaired.  This conclusion was reached based on the results of an updated long-term financial outlook for the 3eTI business, which the Company conducted as part of its annual strategic planning and budgeting cycle.  As part of its review, the Company evaluated orders received by 3eTI during 2008, noting that certain expected orders were not received and specific areas of the business were not progressing as previously anticipated.  The Company expects that the impairment charge will be material, but, as of the time of this filing, the Company is unable in good faith to make an estimate of the amount or range of amounts of the impairment charge.  The Company will file an amended report on Form 8-K/A under this Item 2.06 promptly and in any event within four business days after it makes a determination of such an estimate or range of estimates.

In addition, the Company has begun its annual analysis of the carrying value of all of its goodwill for potential impairment as required under Statement of Financial Accounting Standards (SFAS) No. 142, “Goodwill and Other Intangible Assets” to determine whether any additional goodwill and intangible impairment charges are required in light of the updated long-term financial outlook, and the deterioration in the price of the Company’s common stock and the resulting lower market capitalization of the Company.  As of the time of this filing, the Company is unable to make a determination of an estimate of the amount or range of amounts, if any, of such impairment charge or whether it will be material.  In the event the charge is material, the Company will disclose the amount in a filing with the SEC.

The Company will not be required to make any current or future cash expenditures as a result of these impairments.  These impairment charges will be reflected in the Company’s financial statements as of and for the fiscal quarter and year ended December 31, 2008.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Federal securities laws.  These forward-looking statements include, but are not limited to, statements related to the Company’s current expectations regarding its evaluation of goodwill and its long-lived assets, and the impairment charges it expects to record.  These forward-looking statements are based on information available to the Company as of the date of this Current Report.  Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements.  Such risks, uncertainties, and other factors may be beyond the Company’s control.  Such risks and uncertainties include, but are not limited to, the completion and final results of the Company’s goodwill and intangible asset impairment analysis; weak general economic conditions; the level of demand for the Company’s products and services, particularly in view of current business and economic conditions; dependence on continued funding of governmental agency programs; the Company’s ability to achieve the desired benefits associated with its cost reduction efforts; reliance on contract manufacturers; the timely procurement of necessary manufacturing components; software feature development and the implementation of application software; successful integration of the system components; and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the period ended December 31, 2007, and in the Company’s subsequent filings with the SEC. These forward-looking statements are made as of the date of this filing and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Settlement Agreement and Mutual Release dated as of January 13, 2009, by and among the Company and the Company Securityholders, by and through Chih-Hsiang Li, as Stockholders’ Agent.

99.1	Press Release of EF Johnson Technologies, Inc. issued on January 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EF Johnson Technologies, Inc.

Date: January 20, 2009	By:	/S/ Elaine Flud Rodriguez
Elaine Flud Rodriguez
Sr. Vice President, General
Counsel and Secretary